UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                  	     WASHINGTON, DC 20549

                                  FORM 8-K/A

                            CURRENT REPORT PURSUANT

                         TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported)

                                August 7, 2009


                                 VALCOM, INC.
	    ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             NEVADA                   000-28416                58-1700840
 ------------------------------  ----------------------	   ------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
OF INCORPORATIONOR ORGANIZATION)			  (IDENTIFICATION NO.)



              2113A GULF BOULEVARD, INDIAN ROCKS BEACH, FL 33785
	      ---------------------------------------------------
             (Address of principal executive offices and zip code)


                                (727) 953-9778
	      --------------------------------------------------
             (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment on Form 8-K/A (the "Amendment") amends the Current Report for Valcom, Inc. (the "Company" or the "Registrant") on Form 8-K, as initially filed with the Securities and Exchange Commission on August 12, 2009 (the "Original Report"). The purpose of this Amendment is to disclose that the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore and Associates Chartered because of violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder and noncooperation with a Board investigation. This Amendment is an amendment and restatement of the Original Report in its entirety in order to provide a complete presentation.

ITEM 4.01 CHNAGES IN REGISTRAN'TS CERTIFYING ACCOUNTANT

(a) On August 7, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 7, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended August 7, 2009 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of dismissal on August 7, 2009.

On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore and Associates Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements in this Amendment. Moore and Associates, Chartered declined to furnish such letter.

b) On August 7, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

None

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 29, 2009

By: 	/s/ Vince Vellardita
	--------------------
Name:   Vince Vellardita
Title:  Chief Executive Officer